Equity Method Investment	6 Months Ended
Mar. 31, 2022
Equity Method Investments and Joint Ventures [Abstract]
EQUITY METHOD INVESTMENT

NOTE 5 — EQUITY METHOD INVESTMENT

As of March 31, 2022, the equity method investment amounted to $4,929,381. The investment represents the Company’s interest in Digiclear Inc. (“Digiclear”). Digiclear was incorporated on July 13, 2021 in United Kingdom. The company and the other unrelated party accounted for 50% and 50% of the total ownership, respectively. Digiclear is a company developing a custody and settlement utility operating system.

The Company accounts for the investment in Digiclear under the equity method of accounting. Under the equity method, the investment is initially recorded at cost, adjusted for any excess of the Company’s share of the incorporated-date fair values of the investee’s identifiable net assets over the cost of the investment (if any). Thereafter, the investment is adjusted for the post incorporation change in the Company’s share of the investee’s net assets and any impairment loss relating to the investment.

For the period from March 17, 2022 (date of investment) through March 31, 2022, the Company’s share of Digiclear’s net loss of $30,320 and the adjustment for allocated amortization of intangible asset of $40,299 were included in loss from equity method investment in the accompanying condensed consolidated statements of operations and comprehensive (loss) income.

The tables below present the summarized unaudited financial information, as provided to the Company by the investee, for the unconsolidated company:

March 31, 2022
Current assets	$290,515
Noncurrent assets	46,601
Current liabilities	70,116
Noncurrent liabilities	—
Equity	267,000
For the Period from March 17, 2022 (Date of Investment) through March 31, 2022
Net revenue	$—
Gross profit	—
Loss from operations	60,641
Net loss	60,641